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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 21, 2007
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                Date of Report (date of earliest event reported)


                          NOTIFY TECHNOLOGY CORPORATION
             (Exact name of Registrant as specified in its charter)

          California                       000-23025                77-0382248
(State or other jurisdiction of   (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                Identification Number)

                        1054 S. De Anza Blvd., Suite 105
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                               San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

      On June 21, 2007, the Company passed a resolution by Unanimous Written Consent to modify Section 3.2 of its Bylaws to reduce the required directors from seven (7) to five (5).

ITEM 9.01   Financial Statements and Exhibits

      (c)   Exhibits

         Exhibit                            Description

         3.2.2      Certificate of Amendment to the Bylaws dated June 21, 2007


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2007

                                        NOTIFY TECHNOLOGY CORPORATION

                                        By: /s/ Gerald W. Rice
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                                        Gerald W. Rice, Chief Financial Officer